

2011

3nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

The third quarter of 2011 ended with great progress for First Guaranty Bank and First Guaranty Bancshares, Inc., as shown by the following:

- The acquisition of Greensburg Bancshares and the Bank of Greensburg was successfully completed. We immediately began experiencing a positive impact on earnings from this acquisition.

- In September we received notification of and on September 22, 2011, received the sum of $39,435,000 in Small Business Lending Fund Investment. As required by the SBLF regulations, this enabled us to repay the Capital Purchase Program in the amount of $21,844,897. This resulted in a net increase in our capital position of $17,590,102. The Small Business Lending Funds begin with an initial dividend rate of 5%. As we increase the level of our Small Business Lending in the designated areas, that dividend amount is expected to gradually be decreased. This will result in a higher capital level, with a lower dividend expense, than what we experienced with the CPP funds.

- Total interest income for the third quarter was $941,000 higher than the quarter ending September 30, 2010. For the year to date as of September 30, 2011, total interest income was $2,515,000 higher than the year to date as of September 30, 2010. These increases were produced in a time of lower loan demand and severely tightening investment yields. As a result of the combination of this income level, together with gains experienced on securities and gains from the acquisition and merger of Greensburg Bancshares, First Guaranty was able to generate net income of $2,165,000 for the quarter and $6,954,000 for the year to date while making the provision for loan losses for the quarter of $3,504,000 and $6,855,000 year to date.

- While continuing to produce strong earnings, First Guaranty Bank reduced its FGB Nonperforming Assets by $20,386,000 to $25,210,000 as of September 30, 2011 from a high of $45,595,000 as of February 28, 2011.

During the first nine months of 2011, we have continued to develop and strengthen our infrastructure and control systems in preparation for our anticipated growth going forward. We look forward to continued strong earnings and strengthening of First Guaranty's capital and infrastructure in the balance of the year.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition
(in thousands, except share data)

	September 30, 2011 (unaudited)	September 30, 2010
Assets		
Cash and cash equivalents:		
Cash and due from banks	$40,379	$34,265
Interest-earning demand deposits with banks	7	43
Federal funds sold	48,628	569
Cash and cash equivalents	89,014	34,877
Investment securities:		
Available for sale, at fair value	404,465	386,523
Held to maturity	173,834	-
Investment securities	578,299	386,523
Federal Home Loan Bank stock, at cost	1,328	2,293
Loans held for sale	156	40
Loans, net of unearned income	606,501	607,516
Less: allowance for loan losses	7,704	7,574
Net loans	598,797	599,942
Premises and equipment, net	19,792	16,185
Goodwill	1,999	1,999
Intangible assets, net	2,905	1,784
Other real estate, net	6,951	3,531
Accrued interest receivable	7,035	6,391
Other assets	5,925	6,927
Total Assets	$1,312,201	$1,060,492
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$161,433	$126,447
Interest-bearing demand	253,896	169,006
Savings	56,754	44,831
Time	700,010	585,653
Total deposits	1,172,093	925,937
Short-term borrowings	4,202	12,409
Accrued interest payable	3,672	3,116
Long-term borrowings	3,350	12,508
Other liabilities	2,539	2,876
Total Liabilities	1,185,856	956,846
Stockholders' Equity		
Preferred stock:		
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 2,069.9 shares	-	19,801
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 103 shares	-	1,123
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	-
Common stock:		
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,722,408 shares and 5,559,644 shares	5,722	5,560
Surplus	29,329	26,461
Retained earnings	48,027	45,227
Accumulated other comprehensive income	3,832	5,474
Total Stockholders' Equity	126,345	103,646
Total Liabilities and Stockholders' Equity	$1,312,201	$1,060,492

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended September 30, 2011	2010
	(unaudited)	
Interest Income:		
Loans (including fees)	$9,230	$9,221
Loans held for sale	2	1
Deposits with other banks	13	12
Securities (including FHLB stock)	4,707	3,779
Federal funds sold	5	3
Total Interest Income	13,957	13,016
Interest Expense:		
Demand deposits	239	209
Savings deposits	15	11
Time deposits	3,607	3,231
Borrowings	36	27
Total Interest Expense	3,897	3,478
Net Interest Income	10,060	9,538
Provision for loan losses	3,504	1,204
Net Interest Income after Provision for Loan Losses	6,556	8,334
Noninterest Income:		
Service charges, commissions and fees	1,235	1,072
Net gains on securities	885	1,001
Loss on securities impairment	-	-
Net gains on sale of loans	10	22
Gain on acquisition	1,391	-
Other	443	465
Total Noninterest Income	3,964	2,560
Noninterest Expense:		
Salaries and employee benefits	3,380	2,945
Occupancy and equipment expense	942	815
Other	3,533	2,695
Total Noninterest Expense	7,855	6,455
Income Before Income Taxes	2,665	4,439
Provision for income taxes	500	1,572
Net Income	$2,165	$2,867
Preferred stock Dividends	(768)	(334)
Income Available to Common Shareholders	$1,397	$2,533
Per Common Share:		
Cash dividends paid	$0.16	$0.16
Earnings	$0.24	$0.46
Weighted Average Common Shares Outstanding	5,722,408	5,559,644
Return on Average Assets	0.67%	1.16%
Return on Average Common Equity	6.40%	12.84%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Nine-Month Period Ended September 30, 2011	2010
	(unaudited)	
Interest Income:		
Loans (including fees)	$25,930	$27,209
Loans held for sale	8	5
Deposits with other banks	35	31
Securities (including FHLB stock)	14,504	10,723
Federal funds sold	14	8
Total Interest Income	40,491	37,976
Interest Expense:		
Demand deposits	644	639
Savings deposits	37	32
Time deposits	10,637	8,760
Borrowings	50	97
Total Interest Expense	11,368	9,528
Net Interest Income	29,123	28,448
Provision for loan losses	6,855	2,506
Net Interest Income after Provision for Loan Losses	22,268	25,942
Noninterest Income:		
Service charges, commissions and fees	3,352	3,070
Net gains on securities	3,102	2,367
Loss on securities impairment	(97)	-
Net gains on sale of loans	106	173
Gain on acquisition	1,391	-
Other	1,081	1,171
Total Noninterest Income	8,935	6,781
Noninterest Expense:		
Salaries and employee benefits	9,363	8,789
Occupancy and equipment expense	2,552	2,323
Other	9,263	8,045
Total Noninterest Expense	21,178	19,157
Income Before Income Taxes	10,025	13,566
Provision for income taxes	3,071	4,737
Net Income	$6,954	$8,829
Preferred stock Dividends	(1,433)	(1,000)
Income Available to Common Shareholders	$5,521	$7,829
Per Common Share:		
Cash dividends paid	$0.48	$0.48
Earnings	$0.98	$1.41
Weighted Average Common Shares Outstanding	5,614,495	5,559,644
Return on Average Assets	0.77 %	1.19 %
Return on Average Common Equity	9.16 %	13.37 %
Book Value	$15.19	$14.88

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
Chief Executive Officer
Guaranty Square

Michael R. Sharp*
President
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Vice Presidents

Mark A. Bagwell
Thomas F. Brothers
Cheryl Q. Brumfield
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
William D. McCormick, Sr.
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Edward P. Bertoniere
Pamela A. Carrico
Teri L. Duncan
Colleen Ebarb
Pamela A. Gaspard
Joyce N. Glass
Ludrick P. Hidalgo
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
Deborah B. Westmoreland

Officers

Rebecca G. Brown
Vanessa R. Drew
Jeannette N. Ernst
Adam Johnston
Julie M. Lewis
Christopher W. McGhee
Michael A. Mosbey
Diane Patterson
Randy S. Vicknair
Jeffery C. Wainwright

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  Homer Memorial Hospital
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  North Oaks Medical Center
  North Oaks Rehabilitation Center
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
  Lallie Kemp Regional
  Medical Center
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Kentwood
  708 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpilier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009